Summary Prospectus January 28, 2021

Brandes Small Cap Value Fund
Class / Ticker  Class I BSCMX  Class A BSCAX  Class R6 BSCRX
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Reports to Shareholders, Statement of Additional Information and other information about the Fund online at https://www.brandes.com/us/funds/knowledgecenter/fund-library. You may also obtain this information at no cost by calling 1-800-395-3807 or by e-mail at info@brandesfunds.com. The Fund’s Prospectus and Statement of Additional Information, both dated January 28, 2021, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Brandes Small Cap Value Fund (the “Small Cap Value Fund” or “Fund”) seeks long term capital appreciation.
 Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Small Cap Value Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $25,000 in the Brandes Funds. More information about these and other discounts is available from your financial professional and in the section titled, “Shareholder Information” on page 46 of the Prospectus and “Additional Purchase and Redemption Information” on page B-83 of the Fund’s Statement of Additional Information.
Shareholder Fees (Fees paid directly from your investment)
	Class A	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load)	None*	None	None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class I	Class R6
Management Fees	0.70%	0.70%	0.70%
Distribution (12b-1) Fees	0.25%	None	None
Other Expenses(1)	26.43%	29.43%	28.48%
Total Other Expenses	26.43%	29.43%	28.48%
Total Annual Fund Operating Expenses	27.38%	30.13%	29.18%
Less: Fee Waiver and/or Expense Reimbursement	26.22%	29.22%	28.45%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.16%	0.91%	0.73%
*
Investments of $1 million or more are not subject to a front-end sales charge but generally will be subject to a deferred sales charge of 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million, if redeemed within one year from the date of purchase.
(1)
“Other Expenses” for Class I shares includes 0.05% of class-specific sub-transfer agency fees. Acquired fund fees and expenses are also included in “Other Expenses;” therefore, Total Annual Fund Operating Expenses do not correlate with the financial highlights.
(2)
The Advisor has contractually agreed to limit the Small Cap Value Fund’s Class A, Class I and Class R6 annual operating expenses (excluding acquired fund fees and expenses, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation), including repayment of previous waivers, to 1.15% for Class A, 0.90% for Class I and 0.72% for Class R6 as percentages of the respective Fund classes’ average daily net assets through January 31, 2022 (the “Expense Caps”). The Expense Caps may be terminated at any time by the Board of Trustees upon 60 days’ notice to the Advisor. The Advisor is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years with respect to any Class of the Fund. The Advisor may request reimbursement if the aggregate amount paid by the Fund toward operating expenses for the Class for the year (taking into account the reimbursement) does not exceed the lesser of the Expense Cap in effect at the time of waiver or at the time of reimbursement.
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Example
This example is intended to help you compare the costs of investing in the Small Cap Value Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the Expense Caps described above through the expiration date of the Expense Caps and total annual fund operating expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$686	$4,913	$7,460	$10,233
Class I	$93	$4,888	$7,576	$10,198
Class R6	$75	$4,777	$7,481	$10,220

Portfolio Turnover
The Small Cap Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 80.65% of the average value of its portfolio.
 Principal Investment Strategies
The Small Cap Value Fund invests primarily in equity securities of U.S. companies with small market capitalizations (market value of publicly traded equity securities). Under normal market conditions, the Fund will invest at least 80% of its net assets measured at the time of purchase in equity securities of companies with small market capitalizations. The Fund considers a company to be a small capitalization company if it has a market capitalization of $5 billion or less at the time of purchase. Equity securities include common and preferred stocks, warrants and rights. The Fund may invest up to 10% of its total assets, measured at the time of purchase, in fixed-income securities. The Fund may invest up to 10% of its total assets, measured at the time of purchase, in securities of companies located outside of the United States. However, the combined total assets invested in fixed-income securities and in securities of companies located outside of the United States may not exceed 15%, measured at the time of purchase. The Fund may invest up to 5% of its total assets, measured at the time of purchase, in any one company. From time to time, the Fund may invest more than 20% of its assets in any market sector, such as the health care sector.
The Small Cap Value Fund may invest from time to time in cash or short-term cash equivalent securities either as part of its overall investment strategy or for temporary defensive purposes in response to adverse market, economic, political or other conditions. The amount of such holdings will vary and will depend on the Advisor’s assessment of the quantity and quality of investment opportunities that exist at any given time, and may at times be relatively high.
Brandes Investment Partners, L.P., the investment advisor (the “Advisor”), uses the principles of value investing to analyze and select securities for the Small Cap Value Fund’s investment portfolio. When buying securities, the Advisor assesses the estimated “intrinsic” value of a company based on data such as a company’s earnings, cash flow generation, and/or asset value of the underlying business. By choosing securities that are selling at a discount to the Advisor’s estimates of the underlying company’s intrinsic value, the Advisor seeks to establish an opportunity for long-term capital appreciation. The Advisor may sell a security when its price reaches the Advisor’s estimate of the underlying company’s intrinsic value, the Advisor believes that other investments are more attractive, or for other reasons.
 Principal Investment Risks
Because the values of the Small Cap Value Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Principal risks of the Fund are as follows:
Stock Market and Equity Securities Risk. The stock markets are volatile and the market prices of the fund’s equity securities may go up or down, sometimes rapidly and unpredictably. Equity securities may fluctuate in value more than other asset classes, such as fixed income securities, and may fluctuate in price based on actual or perceived changes in a company’s financial condition and overall market and economic conditions and perceptions. If the market prices of the fund’s investments fall, the value of your investment in the fund will go down.
Mid and Small-Capitalization Company Risk. Securities of mid-capitalization and small-capitalization companies may have comparatively greater price volatility and less liquidity than the securities of companies that have larger market capitalizations and/or that are traded on major stock exchanges. These securities may also be more difficult to value.
Value Securities Risk. The Small Cap Value Fund invests in value securities, which are securities the Advisor believes are undervalued for various reasons, including but not limited to as a result of adverse business, industry or other developments, or are subject to special risks, or limited market understanding of the issuer’s business, that have caused the securities to be out of favor. The value style of investing has caused the Fund’s performance to deviate from the performance of market benchmarks and other managers for substantial periods of time and may do so in the future. It may take longer than expected for the prices of these securities to increase to the anticipated value, or they may never increase to that value or may decline. In addition,
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recently, value securities generally have not performed as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.
Issuer Risk. The market price of a security can go up or down more than the market, or perform differently from the market, due to factors specifically relating to the security’s issuer, such as disappointing earnings reports, reduced demand for the issuer’s goods or services, poor management performance, major litigation relating to the issuer, changes in government regulation affecting the issuer or the competitive environment. The Fund may experience a substantial or complete loss on any investment. An individual security may also be affected by factors related to the industry or sector of the issuer.
The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
Active Management Risk. The Advisor is an active manager, and the Fund’s investments may differ from the benchmark. The value of your investment may go down if the Advisor’s judgment about the attractiveness or value of, or market trends affecting, a particular security, industry, sector or region, or about market movements, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools or data used by the Advisor.
Credit Risk. Fixed income securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. The value of an issuer’s securities held by the Small Cap Value Fund may decline in response to adverse developments with respect to the issuer or if the issuer or any guarantor is, or is perceived to be, unwilling or unable to pay or perform in a timely fashion.
Currency Risk. Because the Small Cap Value Fund invests in securities denominated in foreign currencies, the U.S. dollar values of its investments fluctuate as a result of changes in foreign exchange rates. Such changes will also affect the Fund’s income.
Foreign Securities Risk. Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Changes in currency rates and exchange control regulations, and the imposition of sanctions, confiscations, trade restrictions, and other government restrictions by the United States and/or other governments may adversely affect the value of the Small Cap Value Fund’s investments in foreign securities.
Interest Rate Risk. To the extent the Fund invests in fixed income securities, the income on and value of your shares in the Small Cap Value Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Interest rates have been historically low, so the Fund faces a heightened risk that rates may rise.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. Markets may become illiquid when, for example, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. Securities of small-cap and mid-cap companies may be thinly traded. As a general matter, dealers recently have been less willing to make markets for fixed income securities. The Small Cap Value Fund’s investments in illiquid securities may reduce the return of the Fund because it may be unable to sell such illiquid securities at an advantageous time or price. Illiquid securities may also be difficult to value.
Recent Events. The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and caused major disruptions to economies and markets around the world, including the United States. Financial markets have experienced and may continue to experience extreme volatility and severe losses, and trading in many instruments was and may continue to be disrupted as a result. Liquidity for many instruments was and may continue to be greatly reduced for extended periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced and may continue to experience particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the United States. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.
 Performance
The performance information shown for periods before January 2, 2018 is that of a private investment fund managed by the Advisor (the “Predecessor Fund”) with policies, guidelines and restrictions that were, in all material respects, equivalent to those of the Small Cap Value Fund. The Small Cap Value Fund acquired the assets and assumed the liabilities of the Predecessor Fund on January 2, 2018, and investors in the Predecessor Fund received Class I shares of the Small Cap Value Fund as part of the reorganization. Class A shares reflect the gross expenses of the Predecessor Fund restated to reflect the Class A sales load and Rule 12b‑1 fees.
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The Predecessor Fund was not a registered mutual fund and so was not subject to the same operating expenses or investment and tax restrictions as the Small Cap Value Fund; therefore the Small Cap Value Fund would have had different performance results. The performance of the Predecessor Fund prior to January 2, 2018 is based on calculations that are different than the standardized method of calculations specified by the United States Securities and Exchange Commission (the “SEC”). If the Predecessor Fund’s performance had been readjusted to reflect the Small Cap Value Fund’s expenses, the performance would have differed. The Predecessor Fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.
Updated Fund performance information is available at no cost by visiting www.brandesfunds.com. Certain financial statements of the Predecessor Fund are provided in the Statement of Additional Information (“SAI”).
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Small Cap Value Fund by showing changes in the Predecessor Fund’s and the Fund’s performance from year to year and by showing how the Predecessor Fund’s average annual total returns for 1 year, 5 years and 10 years compare with those of a broad measure of market performance. Of course, the Predecessor Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
 Year-by-Year Total Returns as of
December 31, for Class I Shares
Based on the Predecessor Fund’s and the Fund’s performance

Best Quarter	4Q 2020	27.10%
Worst Quarter	1Q 2020	-23.30%
 Average Annual Total Returns For
periods ended December 31, 2020
Based on the Predecessor Fund’s and the Fund’s performance
(Returns reflect applicable sales charges)
	1 Year	5 Year	10 Year
Class A Shares – Return Before Taxes	13.26%	9.12%	10.08%
Class R6 Shares – Return Before Taxes	20.81%	9.26%	10.31%
Class I Shares – Return Before Taxes	20.38%	10.69%	11.03%
Return After Taxes on Distributions	19.74%	9.89%	10.63%
Return After Taxes on Distributions and Sale of Fund Shares	12.31%	8.19%	9.01%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	19.96%	13.26%	11.20%
 Management
Investment Advisor. Brandes Investment Partners, L.P.
Portfolio Managers	Position with Advisor	Managed this Fund Since:
Luiz G. Sauerbronn	Director, Investments Group, Small Cap Investment Committee Voting Member and International Large Cap Investment Committee Voting Member	2004
Yingbin Chen, CFA	Director, Investments Group, All Cap Investment Committee Voting Member and Small Cap Investment Committee Voting Member	2005
Mark Costa, CFA	Director, Investments Group and Small Cap Investment Committee Voting Member	2010
 Purchase and Sale of Fund Shares
You may purchase, redeem, or exchange Fund shares on any business day by written request via mail (Brandes Funds, c/o The Northern Trust Company, P.O. Box 4766, Chicago, IL 60680-4766), by wire transfer, by telephone at
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1-800-395-3807, or through a financial intermediary. Class A and Class C shares may be purchased only through financial intermediaries.
Class and Type of Account	Minimum Initial Investment	Subsequent Minimum Investment
Classes A and C
Regular Accounts	$2,500	$500
Traditional and Roth IRA Accounts	$1,000	$500
Automatic Investment Plans	$500	$500
Class I	$100,000	$500
Class R6
Class R6 Eligible Plans(1)	$0	$0
Other R6 Eligible Investors(2)	$1,000,000	$0
(1)
Class R6 shares are generally available to employer sponsored retirement plans, including profit sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans, and plans described in Sections 401(k), 403(b) and 457 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Class R6 shares are generally available only if plan level or omnibus accounts are held on the books of the Fund.
(2)
Certain other institutional or other investors, (e.g., endowments, foundations, states, counties, cities or their instrumentalities, insurance companies, trust companies, bank trust departments, etc.) may be eligible to purchase Class R6 shares.
 Tax Information
The Small Cap Value Fund’s distributions are taxed as ordinary income, capital gains, or in certain cases qualified dividend income, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an individual retirement account. Distributions on investments made through tax-advantaged accounts, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.
 Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Small Cap Value Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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